Exhibit 10.11
AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
     This Amendment to Loan and Security Agreement is entered into as of March 26, 2008, by and among United Commercial Bank (the “Agent”), and NextG Networks, Inc., a Delaware corporation, NextG Networks Of California, Inc., a Delaware corporation, NextG Networks Of NY, Inc., a Delaware corporation, NextG Networks Of Illinois, Inc., a Delaware corporation, and NextG Networks Atlantic Inc., a Virginia corporation (each referred to individually as a “Borrower” and collectively, as the “Borrowers”)
RECITALS
     Borrowers and Agent are parties to that certain Loan and Security Agreement dated as of January 10, 2008, as amended from time to time (the “Agreement”.) The parties desire to amend the Agreement in accordance with the terms of this Amendment.
AGREEMENT
     NOW, THEREFORE, the parties agree as follows:
1. The following defined terms in Section 1.1 are added or amended to read as follows:
     “Revolving Line” means Credit Extensions of up to ten million dollars ($10,000,000)
     “Term Facility” means Credit Extensions of up to fifty million dollars ($50,000,000)
2. All references to “$5,000,000” or “Five Million” in Exhibit D-l to the Agreement is hereby replaced with “$10,000,000” or “Ten Million” respectively, reflecting the increase to the Revolving Line
3. All references to “$55,000,000” or “Fifty Five Million” in Exhibit D-2 to the Agreement is hereby replaced with “$50,000,000” or “Fifty Million” respectively, reflecting the decrease to the Term Facility
4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all instruments, documents and agreements entered into in connection with the Agreement.
5. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
7. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
               (a) this Amendment, duly executed by Borrowers;
               (b) the Amendment to Promissory Notes, duly executed by Borrowers; and
               (c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written

Borrowers: NextG Networks, Inc., a Delaware Corporation
By:	/s/ Hab Siam
Hab Siam
General Counsel & Corporate Secretary

NextG Networks of California, Inc., a Delaware Corporation
By:	/s/ Hab Siam
Hab Siam
General Counsel & Corporate Secretary

NextG Networks of NY, Inc., a Delaware Corporation
By:	/s/ Hab Siam
Hab Siam
General Counsel & Corporate Secretary

NextG Networks of Illinois, Inc., a Delaware Corporation
By:	/s/ Hab Siam
Hab Siam
General Counsel & Corporate Secretary

NextG Networks Atlantic Inc., a Virginia Corporation
By:	/s/ Hab Siam
Hab Siam
General Counsel & Corporate Secretary

AGENT: UNITED COMMERCIAL BANK
By:	/s/ Yu-Fu Lin
	Name:	Yu-Fu Lin
	Title:	FVP & Relationship Manager

Lender: United Commercial bank
By:	/s/ Yu-Fu Lin
	Name:	Yu-Fu Lin
	Title:	FVP & Relationship Manager

Pro Rata Share: 58.33% Credit Commitment: $35,000,000

Lender: EastWest Bank
By:	/s/ Thomas Chen		3/25/08
	Name:	Thomas Chen
	Title:	FVP & Manager

Pro Rata Share: 41.67% Credit Commitment: $25,000,000